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                                                                       EXHIBIT 1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-42891).


Fort Lauderdale, Florida,
  June 30, 1998.